Exhibit 99.1

Masonite Shareholders Approve Transaction with Owens Corning

4/25/2024

TAMPA, Fla.—(BUSINESS WIRE)—Masonite International Corporation (NYSE: DOOR) (“Masonite”) today announced that its shareholders have voted to approve the Company’s proposed transaction with Owens Corning at its Special Meeting of Shareholders. As previously announced, under the terms of the transaction, Masonite shareholders will receive $133.00 per share in cash in connection with the closing of the transaction.

Howard Heckes, President and Chief Executive Officer of Masonite, said, “We thank our shareholders for their overwhelming support of this transaction. Together with Owens Corning, we will be even better positioned to continue transforming the door industry through the execution of our proven Doors That Do More™ strategy. We will continue working to complete the transaction and are committed to a smooth transition for our stakeholders.”

Masonite continues to expect to complete the transaction in mid-2024, subject to remaining regulatory approvals and other customary closing conditions including issuance of the final order by the Supreme Court of British Columbia approving the plan of arrangement.

Approximately 99% of the votes cast at the Special Meeting voted in favor of the transaction. Masonite will disclose the final vote results, as certified by the independent inspector of elections, on a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”).

ABOUT MASONITE

Masonite International Corporation is a leading global designer, manufacturer, marketer and distributor of interior and exterior doors and door systems for the new construction and repair, renovation and remodeling sectors of the residential and non-residential building construction markets. Since 1925, Masonite has provided its customers with innovative products and superior service at compelling values. Masonite currently serves approximately 6,600 customers globally. Additional information about Masonite can be found at www.masonite.com.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements present our current forecasts and estimates of future events. These statements do not strictly relate to historical or current results and can be identified by words such as “anticipate,” “appear,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “plan,” “project,” “seek,” “should,” “strategy,” “will,” “can,” “could,” “predict,” “future,” “potential,” “intend,” “forecast,” “look,” “build,” “focus,” “create,” “work,” “continue,” “target,” “poised,” “advance,” “drive,” “aim,” “approach,” “seek,” “schedule,” “position,” “pursue,” “progress,” “budget,” “outlook,” “trend,” “guidance,” “commit,” “on track,” “objective,” “goal,” “opportunity,” “ambitions,” “aspire” and variations of negatives of such terms or variations thereof. Other words and terms of similar meaning or import in connection with any discussion of future plans, actions, events or operating, financial or other performance identify forward-looking statements.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the transactions contemplated by the arrangement agreement by and among Masonite, Owens Corning and MT Acquisition Co ULC, an indirect wholly owned subsidiary of Owens Corning (“Purchaser”) (the “Agreement”), pursuant to which Purchaser will acquire all of the issued and outstanding common shares of Masonite at a purchase price of $133.00 per share (the “Arrangement”), including the Arrangement (the “Transaction”), including the expected time period to consummate the Transaction, the anticipated benefits (including synergies) of the Transaction and integration and transition plans, opportunities, anticipated future performance, expected share buyback programs and expected dividends. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties, assumptions and other factors, many of which are beyond the control of Masonite and Owens Corning, that could cause actual results to differ materially from the results projected in such forward-looking statements. These risks, uncertainties, assumptions and other factors include, without limitation: statements regarding the expected timing and structure of the Transaction; the ability of the parties to complete the Transaction; the expected benefits of the Transaction, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the timing, receipt and terms and conditions of any required governmental, court and regulatory approvals of the Transaction; the ability of Owens Corning to successfully integrate the operations of Masonite and to achieve expected synergies; cost reductions and/or productivity improvements, including the risk that problems may arise which may result in the combined company not operating as effectively and efficiently as expected; the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement; the risk that the anticipated tax treatment of the Transaction is not obtained; the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Transaction; the risk that any announcements relating to the Transaction could have adverse effects on the market price of Masonite’s common shares; the risk that the Transaction and its announcement could have an adverse effect on the parties’ business relationships and businesses generally, including the ability of Masonite and Owens Corning to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, and on their operating results and businesses generally; unexpected future capital expenditures; potential litigation relating to the Transaction that could be instituted against Masonite and/or Owens Corning or their respective directors and/or officers; third party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the Transaction which are not waived or otherwise satisfactorily resolved; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing; levels of residential and commercial or industrial construction activity; demand for Masonite and Owens Corning products; industry and economic conditions including, but not limited to, supply chain disruptions, recessionary conditions, inflationary pressures, interest rate and financial market volatility and the viability of banks and other financial institutions; availability and cost of energy and raw materials; levels of global industrial production; competitive and pricing factors; relationships with key customers and customer concentration in certain areas; issues related to acquisitions, divestitures and joint ventures or expansions; various events that could disrupt operations, including climate change, weather conditions and storm activity such as droughts, floods, avalanches and earthquakes, cybersecurity attacks, security threats and governmental response to them, and technological changes; legislation and related regulations or interpretations, in the United States or elsewhere; domestic and international economic and political conditions, policies or other governmental actions, as well as war and civil disturbance; changes to tariff, trade or investment policies or laws; uninsured losses, including those from natural disasters, catastrophes, pandemics, theft or sabotage; environmental, product-related or other legal and regulatory unforeseen or unknown liabilities, proceedings or actions; research and development activities and intellectual property protection; issues involving implementation and protection of information technology systems; foreign exchange and commodity price fluctuations; levels of indebtedness; liquidity and the availability and cost of credit; rating agency actions and Masonite’s ability to access short-and long-term debt markets on a timely and affordable basis; the level of fixed costs required to run Masonite’s businesses; levels of goodwill or other indefinite-lived intangible assets; labor disputes or shortages, changes in labor costs and labor difficulties; effects of industry, market, economic, legal or legislative, political or regulatory conditions outside of Masonite’s control; and other factors detailed from time to time in Masonite’s SEC filings.

All forward-looking statements in this communication should be considered in the context of the risks and other factors described above and in the specific factors discussed under the heading “Risk Factors” in both Masonite’s and Owens Corning’s most recent Annual Report on Form 10-K filed with the SEC, in each case as these risk factors are amended or supplemented by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are incorporated by reference into the definitive proxy statement filed by Masonite with the SEC on March 22, 2024. Masonite’s reports that are filed with the SEC are available on Masonite’s website at https://investor.masonite.com/ and on the SEC’s website at http://www.sec.gov, and Owens Corning’s reports that are filed with the SEC are available on Owens Corning’s website at https://investor.owenscorning.com/investors and on the SEC website at http://www.sec.gov. Any forward-looking statements speak only as of the date the statement is made and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. It is not possible to identify all of the risks, uncertainties and other factors that may affect future results. In light of these risks and uncertainties, the forward-looking events and circumstances discussed herein may not occur and actual results may differ materially from those anticipated or implied in the forward-looking statements. Accordingly, readers are cautioned not to place undue reliance on any forward-looking statements.

Investor Contacts:

Richard Leland

VP, FINANCE AND TREASURER

813.739.1808 | rleland@masonite.com

Marcus Devlin

DIRECTOR, INVESTOR RELATIONS

813.371.5839 | mdevlin@masonite.com

Media Contacts:

Tali Epstein / Jim Golden / Jude Gorman

Collected Strategies

Masonite-CS@collectedstrategies.com

Source: Masonite International Corporation

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